UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                            AXP EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
MID CAP GROWTH FUND

ANNUAL REPORT FOR THE
PERIOD ENDED NOV. 30, 2005


- RIVERSOURCE MID CAP GROWTH FUND (FORMERLY AXP(R) EQUITY SELECT FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
  with Portfolio Management                5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      13

Notes to Financial Statements             16

Report of Independent Registered
  Public Accounting Firm                  28

Fund Expenses Example                     29

Board Members and Officers                31

Approval of Investment Management
  Services Agreement                      34

Proxy Voting                              39

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT
          AT NOV. 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER      SINCE        YEARS IN INDUSTRY
Duncan J. Evered        2/00               21

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates by class
A: 6/4/57     B: 3/20/95    C: 6/26/00    I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INVPX      B: IDQBX      C: AESCX I:  --            Y: IESYX

Total net assets                                  $1.963 billion

Number of holdings                                            73

STYLE MATRIX

                STYLE
        VALUE   BLEND   GROWTH
SIZE
LARGE
MEDIUM                     X
SMALL

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

[CHART]

Health Care                           23.2%
Information Technology                22.1%
Energy                                13.6%
Consumer Discretionary                12.7%
Industrials                            9.7%
Financials                             5.3%
Short-Term Securities*                 5.1%
Materials                              4.4%
Consumer Staples                       3.9%

* Of the 5.1%, 3.7% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Whole Foods Market (Food & Staples Retailing)           3.9%

Legg Mason (Capital Markets)                            2.9

Fastenal (Trading Companies & Distributors)             2.9

Paychex (IT Services)                                   2.7

Williams-Sonoma (Specialty Retail)                      2.6

Robert Half Intl (Commercial Services & Supplies)       2.6

Fair Isaac (Software)                                   2.4

Express Scripts (Health Care Providers & Services)      2.4

Diagnostic Products
(Health Care Equipment & Supplies)                      2.3

Martin Marietta Materials (Construction Materials)      2.2

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
                      RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 3

PERFORMANCE SUMMARY

PERFORMANCE COMPARISON
FOR THE YEAR ENDED NOV. 30, 2005

[CHART]

RIVERSOURCE MID CAP GROWTH FUND
CLASS A (EXCLUDING SALES CHARGE)    RUSSELL MIDCAP(R) GROWTH INDEX (UNMANAGED)    LIPPER MID-CAP GROWTH FUNDS INDEX
+14.64%                                               +16.20%                                  +14.03%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflFAected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A          CLASS B              CLASS C            CLASS I          CLASS Y
(INCEPTION DATES)        (6/4/57)         (3/20/95)            (6/26/00)           (3/4/04)        (3/20/95)
                                                  AFTER              AFTER
                      NAV(1)   POP(2)   NAV(1)   CDSC(3)    NAV(1)   CDSC(4)         NAV(5)          NAV(6)
AT NOV. 30, 2005

1 year               +14.64%   +8.05%  +13.70%    +8.70%    +13.70%  +12.70%        +15.14%         +14.79%
3 years              +12.93%  +10.73%  +12.05%   +10.98%    +12.05%  +12.05%           N/A          +13.14%
5 years               +3.43%   +2.21%   +2.61%    +2.31%     +2.61%   +2.61%           N/A           +3.58%
10 years             +10.79%  +10.14%   +9.94%    +9.94%       N/A      N/A            N/A          +10.95%
Since inception       +9.09%   +8.96%  +11.09%   +11.09%     +0.22%   +0.22%         +9.86%         +12.10%

AT DEC. 31, 2005

1 year                +9.88%   +3.56%   +8.96%    +3.96%     +8.96%   +7.96%        +10.35%          +9.99%
3 years              +13.94%  +11.72%  +13.03%   +11.97%    +13.03%  +13.03%           N/A          +14.11%
5 years               +2.19%   +0.98%   +1.38%    +1.00%     +1.38%   +1.38%           N/A           +2.35%
10 years             +10.48%   +9.83%   +9.63%    +9.63%       N/A      N/A            N/A          +10.63%
Since inception       +9.05%   +8.92%  +10.89%   +10.89%     +0.02%   +0.02%         +8.82%         +11.90%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER DUNCAN EVERED DISCUSSES RIVERSOURCE MID CAP GROWTH FUND'S RESULTS AND POSITIONING FOR THE ANNUAL PERIOD ENDED NOV. 30, 2005.

Q: HOW DID THE FUND PERFORM FOR THE 12-MONTH PERIOD ENDED NOV. 30, 2005?

A: RiverSource Mid Cap Growth Fund rose 14.64% (Class A shares excluding sales charge) for the 12 months ended Nov. 30, 2005. The Fund's benchmark, the Russell Midcap Growth Index (Russell Index), advanced 16.20% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 14.03% for the same time frame.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE FOR THE PERIOD?

A: Mid-cap stocks delivered excellent results during the past year and the Fund's return clearly reflects the favorable environment. Mid-cap stocks significantly outperformed small-cap stocks and surpassed their larger cap peers as well. In terms of growth stocks versus value stocks, the performance disparity was fairly small. This was a period when growth stocks began to catch up with value stocks, which had outperformed for several years.

   The Fund's larger-than-Russell Index energy weighting was the most significant positive contributor to its fiscal year performance relative to the Russell Index. A combination of global demand and constrained supply led to strong performance from energy companies throughout the period.

   Largely due to the energy positioning, the Fund's sector allocations contributed positively toward the total return for the year. A smaller-than-Russell Index allocation to consumer discretionary stocks and a larger-than-Russell Index position in the health care sector was also advantageous.

   Security selection in the healthcare sector detracted from performance during the fiscal period. However, this proved to be the only individual sector where the Fund's holdings underperformed the Russell Index.

   Stock selection in the consumer staples area was particularly favorable, fueled by the Fund's position in Whole Foods Market. This specialty grocery chain was the largest position in the Fund through most of year. The company has benefited from continued good merchandising and ongoing success in opening new stores.

   Security selection in the financial sector also contributed positively toward the total return of the Fund during the period with strong results from Legg Mason and T Rowe Price. Legg Mason had already been generating good performance numbers, which resulted in attractive growth for its money management business. Then the firm executed a transaction with Citicorp, trading Legg Mason's brokerage business for Citicorp's asset management business. As a result, Legg Mason became exclusively an asset management firm and immediately doubled its assets under management. This was an unexpected positive for the stock.

--------------------------------------------------------------------------------
                      RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 5

QUESTIONS & ANSWERS

- MID-CAP STOCKS DELIVERED EXCELLENT RESULTS DURING THE PAST YEAR AND THE FUND'S RETURN CLEARLY REFLECTS THE FAVORABLE ENVIRONMENT.

Q: WHAT CHANGES DID YOU MAKE TO THE FUND?

A: In general, we kept the energy position larger than that of the Russell Index throughout the year. However, after a rebalancing of the benchmark at the end of June, the portfolio's overweight position in this sector was noticeably less than it had been. We also reduced the portfolio's holdings of consumer discretionary stocks throughout the course of the fiscal year. We are somewhat concerned that higher interest rates, slower home sales and higher prices for both gasoline and home heating may cause consumers to spend less. In such an environment, a smaller position in consumer discretionary stocks would likely be advantageous. Within the consumer discretionary sector we pared back some of the Fund's restaurant holdings as well as several media stocks, including Spanish language television network Univision Communications and radio network Westwood One.

   We have focused on some stocks that could benefit from a stronger job market in the U.S. As a result, Robert Half Intl became a top 10 holding during the period. Robert Half Intl is a supplier of temporary and permanent employment services. When companies experience increased demand, they often use temporary employees rather than permanently adding to their staffs. We considered Robert Half Intl a particularly well-run company so we expected it to respond as employment improved. Paychex, a provider of outsourced payroll, human resources and employee benefit services is also positioned to benefit from a strong job market.

   The Fund has had a lower-than-Russell Index weighting in financial stocks, which was a positive contributor towards performance during the year. At fiscal year-end, the Fund's technology weighting was about equal to the Russell Index, while the health care position was larger-than-Russell Index. Both of these weightings were relatively unchanged during the year.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S LARGER-THAN-RUSSELL INDEX ENERGY WEIGHTING WAS THE MOST SIGNIFICANT POSITIVE CONTRIBUTOR TO ITS FISCAL YEAR PERFORMANCE RELATIVE TO THE RUSSELL INDEX.

Q: WHAT IS YOUR TACTICAL VIEW AND HOW WILL YOU POSITION THE FUND FOR THE MONTHS
   AHEAD?

A: The RiverSource Mid Cap Growth Fund continues to be a diversified collection of what we consider to be the better, middle-sized growth companies in the U.S. We assemble the portfolio through bottom-up fundamental research, looking for individual companies with the potential to sustain earnings growth of 15% or greater.

   Looking broadly at the market, we believe the mid-cap stock segment remains a promising area for investors. These companies are generally past the start-up stage, but are not yet widely known or owned. Though we do not see a clear valuation advantage for small or mid-cap stocks in the short term, we believe the sustainability of earnings growth for these stocks is higher than that of large-cap stocks. Regarding the outlook for growth stocks relative to value stocks, we do think growth stocks are priced more attractively at this time. Value stocks have had a multi-year period of outperformance and even though growth stocks caught up a bit this past year, we believe valuations still favor the growth universe. We are optimistic that these attractive valuation metrics will support strong performance from growth stocks in 2006.

--------------------------------------------------------------------------------
                      RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 7

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Growth Fund Class A shares (from 12/1/95 to 11/30/05) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                                    CLASS A
                                               -----------------------------------------------
                                                         SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED                              INCOME   CAPITAL GAINS    CAPITAL GAINS   TOTAL
Nov. 30, 2005                                   $--         $--             $  --        $  --
Nov. 30, 2004                                    --          --                --           --
Nov. 30, 2003                                    --          --                --           --
Nov. 30, 2002                                    --          --                --           --
Nov. 30, 2001                                    --          --              3.98         3.98

--------------------------------------------------------------------------------
8 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP GROWTH FUND

           RIVERSOURCE MID CAP GROWTH
       FUND CLASS A (INCLUDES SALES CHARGE)      RUSSELL MIDCAP GROWTH INDEX(1)    LIPPER MID-CAP GROWTH FUNDS INDEX(2)
'95              $ 9,425                                   $10,000                                $10,000
'96              $12,217                                   $11,955                                $11,512
'97              $15,095                                   $14,217                                $12,461
'98              $16,598                                   $15,383                                $12,740
'99              $21,362                                   $21,893                                $20,674
'00              $22,202                                   $21,531                                $19,547
'01              $19,420                                   $17,436                                $15,853
'02              $18,241                                   $13,984                                $12,574
'03              $21,450                                   $18,548                                $15,939
'04              $22,919                                   $20,663                                $17,450
'05              $26,274                                   $24,010                                $19,899

COMPARATIVE RESULTS
RESULTS AT NOV. 30, 2005

                                                                                                           SINCE
                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS     INCEPTION(3)
RIVERSOURCE MID CAP GROWTH FUND (INCLUDES SALES CHARGE)

Class A  Cumulative value of $10,000                      $10,805    $13,577    $11,155    $26,274       $641,352
         Average annual total return                        +8.05%    +10.73%     +2.21%    +10.14%         +8.96%

THE RUSSELL MIDCAP GROWTH INDEX(1)
         Cumulative value of $10,000                      $11,620    $17,168    $11,149    $24,010            N/A
         Average annual total return                       +16.20%    +19.74%     +2.20%     +9.15%           N/A

The Lipper Mid-Cap Growth Funds Index(2)
         Cumulative value of $10,000                      $11,403    $15,824    $10,181    $19,899            N/A
         Average annual total return                       +14.03%    +16.53%     +0.36%     +7.12%           N/A

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 4, 1957. The Fund began operating before the inception of the Russell Midcap Growth Index and Lipper peer group.

--------------------------------------------------------------------------------
                      RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 9

INVESTMENTS IN SECURITIES

RIVERSOURCE MID CAP GROWTH FUND

NOV. 30, 2005
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                              SHARES                  VALUE(a)
COMMON STOCKS (98.5%)
BIOTECHNOLOGY (8.6%)
Biogen Idec                          480,296(b)         $ 20,561,472
Gilead Sciences                      404,173(b)           20,487,529
Invitrogen                           460,379(b),(e)       30,684,260
MedImmune                          1,229,887(b)           44,165,242
OSI Pharmaceuticals                  313,405(b),(e)        7,600,071
Techne                               815,339(b)           45,055,634
                                                        ------------
Total                                                    168,554,208
                                                        ------------

CAPITAL MARKETS (5.5%)
Investors Financial Services         554,648              20,937,962
Legg Mason                           484,265(e)           59,395,102
T Rowe Price Group                   375,700              27,031,615
                                                        ------------
Total                                                    107,364,679
                                                        ------------

CHEMICALS (2.2%)
Sigma-Aldrich                        662,422              43,746,349
                                                        ------------

COMMERCIAL SERVICES &
SUPPLIES (5.3%)
Cintas                               698,111              31,219,524
Robert Half Intl                   1,384,040              52,953,370
Strayer Education                    193,987              19,359,903
                                                        ------------
Total                                                    103,532,797
                                                        ------------

COMMUNICATIONS EQUIPMENT (1.0%)
Juniper Networks                     860,783(b)           19,359,010
                                                        ------------

COMPUTERS & PERIPHERALS (1.0%)
Network Appliance                    681,408(b)           19,842,601
                                                        ------------

CONSTRUCTION MATERIALS (2.3%)
Martin Marietta Materials            609,339              45,767,452
                                                        ------------

ELECTRICAL EQUIPMENT (1.3%)
American Power Conversion          1,128,439              25,288,318
                                                        ------------

ENERGY EQUIPMENT &
SERVICES (7.1%)
BJ Services                          782,810              28,689,987
ENSCO Intl                           959,561              45,444,808
Nabors Inds                          394,774(b),(c)       27,638,128
Noble                                399,879              28,819,280
Tidewater                            205,270               9,278,204
                                                        ------------
Total                                                    139,870,407
                                                        ------------

FOOD & STAPLES RETAILING (4.1%)
Whole Foods Market                   544,549(e)         $ 80,201,177
                                                        ------------
HEALTH CARE EQUIPMENT &
SUPPLIES (5.4%)
Biomet                               551,885              19,658,144
Diagnostic Products                1,035,609              47,171,990
Kinetic Concepts                     448,784(b)           17,480,137
St. Jude Medical                     465,556(b)           22,239,610
                                                        ------------
Total                                                    106,549,881
                                                        ------------

HEALTH CARE PROVIDERS &
SERVICES (10.1%)
Dendrite Intl                      1,813,202(b),(d)       34,160,726
Express Scripts                      580,576(b)           49,035,449
Health Management Associates Cl A  1,559,383              36,520,750
Lincare Holdings                     871,178(b)           37,399,672
Omnicare                             692,901              39,460,712
                                                        ------------
Total                                                    196,577,309
                                                        ------------

HOTELS, RESTAURANTS &
LEISURE (4.0%)
Brinker Intl                         512,540              20,337,587
Cheesecake Factory                   805,638(b)           29,518,576
Panera Bread Cl A                    247,544(b)           16,832,992
Station Casinos                      176,876              12,264,582
                                                        ------------
Total                                                     78,953,737
                                                        ------------

IT SERVICES (8.4%)
Acxiom                             1,679,803              37,258,031
Fiserv                               973,731(b)           44,314,498
Paychex                            1,301,184              55,183,212
VeriFone Holdings                  1,268,523(b)           29,049,177
                                                        ------------
Total                                                    165,804,918
                                                        ------------

MACHINERY (0.5%)
Danaher                              177,620               9,857,910

MEDIA (3.4%)
Catalina Marketing                 1,078,784              28,555,413
Univision Communications Cl A        732,419(b)           22,141,026
Westwood One                         857,131              15,548,356
                                                        ------------
Total                                                     66,244,795
                                                        ------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

ISSUER                              SHARES                  VALUE(a)
OIL & GAS (7.0%)
Denbury Resources                    526,590(b)       $   11,921,998
EOG Resources                        614,517              44,091,594
Murphy Oil                           291,519              14,418,530
Newfield Exploration                 509,524(b)           23,570,580
Pogo Producing                       533,192              26,126,408
XTO Energy                           435,164              17,706,823
                                                      --------------
Total                                                    137,835,933
                                                      --------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (5.4%)
Broadcom Cl A                        491,275(b)           22,863,939
KLA-Tencor                           297,567              15,232,455
Maxim Integrated Products            397,202              14,517,733
Microchip Technology               1,054,356              35,173,315
Novellus Systems                     705,689(b)           17,409,348
                                                      --------------
Total                                                    105,196,790
                                                      --------------

SOFTWARE (7.1%)
Advent Software                      929,875(b)           26,631,620
BMC Software                       1,456,201(b)           29,837,558
Fair Isaac                         1,071,746              49,107,403
Kronos                               365,753(b)           17,311,089
NAVTEQ                               401,515(b)           16,863,630
                                                      --------------
Total                                                    139,751,300
                                                      --------------

SPECIALTY RETAIL (4.3%)
Advance Auto Parts                   359,795(b)           15,233,720
Chico's FAS                          370,292(b)           16,333,580
Williams-Sonoma                    1,222,109(b)           53,027,310
                                                      --------------
Total                                                     84,594,610
                                                      --------------

TEXTILES, APPAREL &
LUXURY GOODS (1.5%)
Coach                                844,456(b)           29,074,620
                                                      --------------
TRADING COMPANIES &
DISTRIBUTORS (3.0%)
Fastenal                           1,494,480              59,330,856
                                                      --------------
TOTAL COMMON STOCKS
(Cost: $1,407,857,232)                                $1,933,299,657
                                                      --------------

                              AMOUNT
              EFFECTIVE     PAYABLE AT
ISSUER          YIELD        MATURITY           VALUE(a)
SHORT-TERM SECURITIES (5.3%)(f)
COMMERCIAL PAPER
Alpine Securitization
  12-05-05      3.26%      $10,000,000(g) $    9,995,478
Amsterdam Funding
  01-03-06      4.04        15,000,000(g)     14,942,938
Bryant Park Funding
  12-15-05      3.80        10,000,000(g)      9,984,172
Dakota Nts
  12-02-05      2.04        10,000,000(g)      9,998,869
Park Granada LLC
  12-07-05      3.49        20,000,000(g)     19,986,433
  12-28-05      3.94         5,000,000(g)      4,984,738
Thunder Bay Funding LLC
  12-01-05      4.05         9,100,000(g)      9,100,000
Variable Funding Capital
  12-20-05      3.87        25,000,000(g)     24,946,298
                                          --------------
TOTAL SHORT-TERM SECURITIES
 (Cost: $103,938,801)                     $  103,938,926
                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,511,796,033)(h)                 $2,037,238,583
                                          ==============

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 11

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 1.4% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Nov. 30, 2005 are as follows:

                        BEGINNING       PURCHASE       SALES         ENDING         DIVIDEND
      ISSUER              COST            COST          COST          COST           INCOME         VALUE(a)
      -------------------------------------------------------------------------------------------------------
      Dendrite Intl*   $34,217,780        $--       $14,051,567    $20,166,213         $--        $34,160,726
      -------------------------------------------------------------------------------------------------------

      * Issuer was not an affiliate for the entire year ended Nov. 30, 2005.

(e) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 3.9% of net assets. See Note 5 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $103,938,926 or 5.3% of net assets.

(h) At Nov. 30, 2005, the cost of securities for federal income tax purposes was $1,516,792,809 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                         $564,794,890
      Unrealized depreciation                                          (44,349,116)
      ----------------------------------------------------------------------------
      Net unrealized appreciation                                     $520,445,774
      ----------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE MID CAP GROWTH FUND
NOV. 30, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,511,796,033)                                                              $2,037,238,583
Capital shares receivable                                                                               204,919
Dividends and accrued interest receivable                                                               834,574
Receivable for investment securities Sold                                                             4,522,633
                                                                                                 --------------
Total assets                                                                                      2,042,800,709
                                                                                                 --------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                       230,493
Capital shares payable                                                                                  138,493
Payable for investment securities purchased                                                           2,528,154
Payable upon return of securities loaned (Note 5)                                                    75,907,200
Accrued investment management services fee                                                               31,579
Accrued distribution fee                                                                                390,028
Accrued service fee                                                                                         553
Accrued transfer agency fee                                                                               4,448
Accrued administrative services fee                                                                       2,892
Other accrued expenses                                                                                  204,264
                                                                                                 --------------
Total liabilities                                                                                    79,438,104
                                                                                                 --------------
Net assets applicable to outstanding capital stock                                               $1,963,362,605
                                                                                                 ==============
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                         $    1,374,192
Additional paid-in capital                                                                        1,440,152,792
Accumulated net realized gain (loss)                                                                 (3,606,929)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               525,442,550
                                                                                                 --------------
Total -- representing net assets applicable to outstanding capital stock                         $1,963,362,605
                                                                                                 ==============
Net assets applicable to outstanding shares:              Class A                                $1,376,047,279
                                                          Class B                                $  328,834,586
                                                          Class C                                $   12,425,207
                                                          Class I                                $   43,239,318
                                                          Class Y                                $  202,816,215
Net asset value per share of outstanding capital stock:   Class A shares        94,971,809       $        14.49
                                                          Class B shares        24,758,767       $        13.28
                                                          Class C shares           935,688       $        13.28
                                                          Class I shares         2,931,586       $        14.75

                                                          Class Y shares        13,821,344       $        14.67
                                                                                                 --------------
* Including securities on loan, at value (Note 5)                                                $   74,437,625
                                                                                                 --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 13

STATEMENT OF OPERATIONS
RIVERSOURCE MID CAP GROWTH FUND
YEAR ENDED NOV. 30, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                          $  9,125,276
Interest                                                                                              1,030,223
Fee income from securities lending (Note 5)                                                              91,033
                                                                                                   ------------
Total income                                                                                         10,246,532
                                                                                                   ------------
Expenses (Note 2):
Investment management services fee                                                                   10,413,718
Distribution fee
   Class A                                                                                            3,423,983
   Class B                                                                                            3,565,125
   Class C                                                                                              128,400
Transfer agency fee                                                                                   3,937,296
Incremental transfer agency fee
   Class A                                                                                              216,472
   Class B                                                                                              147,221
   Class C                                                                                                5,870
Service fee -- Class Y                                                                                  228,213
Administrative services fees and expenses                                                             1,023,124
Compensation of board members                                                                            20,185
Custodian fees                                                                                          153,017
Printing and postage                                                                                    652,621
Registration fees                                                                                        87,661
Audit fees                                                                                               31,000
Other                                                                                                    64,336
                                                                                                   ------------
Total expenses                                                                                       24,098,242
   Earnings credits on cash balances (Note 2)                                                          (107,626)
                                                                                                   ------------
Total net expenses                                                                                   23,990,616
                                                                                                   ------------
Investment income (loss) -- net                                                                     (13,744,084)
                                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   228,218,751
   Security transactions - affiliated issuers (Note 3)                                               (3,130,645)
   Foreign currency transactions                                                                         (7,511)
                                                                                                   ------------
Net realized gain (loss) on investments                                                             225,080,595
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                51,395,303
                                                                                                   ------------
Net gain (loss) on investments and foreign currencies                                               276,475,898
                                                                                                   ------------
Net increase (decrease) in net assets resulting from operations                                    $262,731,814
                                                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE MID CAP GROWTH FUND

YEAR ENDED NOV. 30,                                                              2005            2004
OPERATIONS
Investment income (loss) -- net                                            $  (13,744,084)   $  (16,471,154)
Net realized gain (loss) on investments                                       225,080,595       (17,177,623)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          51,395,303       167,572,394
                                                                           --------------    --------------
Net increase (decrease) in net assets resulting from operations               262,731,814       133,923,617
                                                                           --------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                    108,126,482       201,512,005
   Class B shares                                                              29,373,338        67,618,797
   Class C shares                                                               1,674,433         3,531,911
   Class I shares                                                              31,963,088        16,682,175
   Class Y shares                                                              35,523,996        58,104,740
Payments for redemptions
   Class A shares                                                            (402,500,136)     (286,218,651)
   Class B shares (Note 2)                                                   (151,146,293)     (120,929,942)
   Class C shares (Note 2)                                                     (5,389,359)       (4,115,764)
   Class I shares                                                              (6,495,585)       (4,821,866)
   Class Y shares                                                             (97,788,183)      (40,158,681)
                                                                           --------------    --------------
Increase (decrease) in net assets from capital share transactions            (456,658,219)     (108,795,276)
                                                                           --------------    --------------
Total increase (decrease) in net assets                                      (193,926,405)       25,128,341
Net assets at beginning of year                                             2,157,289,010     2,132,160,669
                                                                           --------------    --------------
Net assets at end of year                                                  $1,963,362,605    $2,157,289,010
                                                                           ==============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 15

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE MID CAP GROWTH FUND (FORMERLY AXP EQUITY SELECT FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 2.20% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined

--------------------------------------------------------------------------------
16 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 17

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $13,744,084 and accumulated net realized loss has been decreased by $7,511 resulting in a net reclassification adjustment to decrease paid-in capital by $13,751,595.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                                 2005           2004
---------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                               $--             $--
      Long-term capital gain                                         --              --

CLASS B
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS C
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS I*
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS Y
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

* Inception date is March 4, 2004.

At Nov. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                              $         --
Accumulated long-term gain (loss)                                          $  1,389,847
Unrealized appreciation (depreciation)                                     $520,445,774

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 19

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,315,340 for the year ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,370,068 for Class A, $449,318 for Class B and $2,147 for Class C for the year ended Nov. 30, 2005.

During the year ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $107,626 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $525,561,055 and $967,115,269, respectively, for the year ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                       YEAR ENDED NOV. 30, 2005
                                          CLASS A            CLASS B            CLASS C            CLASS I           CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Sold                                        8,195,821          2,451,578            140,518          2,453,120         2,700,038
Issued for reinvested distributions                --                 --                 --                 --                --
Redeemed                                  (31,042,434)       (12,611,921)          (452,854)          (494,641)       (7,138,164)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (22,846,613)       (10,160,343)          (312,336)         1,958,479        (4,438,126)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED NOV. 30, 2004
                                          CLASS A            CLASS B            CLASS C            CLASS I*          CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Sold                                       16,967,850          6,080,461            318,091          1,391,189         4,871,280
Issued for reinvested distributions                --                 --                 --                 --                --
Redeemed                                  (24,053,403)       (11,080,353)          (371,946)          (418,082)       (3,361,048)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (7,085,553)        (4,999,892)           (53,855)           973,107         1,510,232
--------------------------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 21

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $74,437,625 were on loan to brokers. For collateral, the Fund received $75,907,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $91,033 for the year ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Nov. 30, 2005.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                          2005         2004         2003         2002         2001
Net asset value, beginning of period                                   $12.64       $11.83       $10.06       $10.71       $16.35
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.08)        (.08)        (.08)        (.10)        (.09)
Net gains (losses) (both realized and unrealised)                        1.93          .89         1.85         (.55)       (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         1.85          .81         1.77         (.65)       (1.66)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --           --           --           --        (3.98)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.49       $12.64       $11.83       $10.06       $10.71
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $1,376       $1,489       $1,478       $1,155       $1,241
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.09%        1.03%        1.18%        1.25%        1.16%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.57%)       (.62%)       (.83%)       (.96%)       (.80%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  27%          26%          26%          15%          57%
---------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         14.64%        6.85%       17.59%       (6.07%)     (12.53%)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 23

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                   $11.68       $11.02        $9.44       $10.13       $15.78
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.19)        (.17)        (.14)        (.16)        (.16)
Net gains (losses) (both realized and unrealized)                        1.79          .83         1.72         (.53)       (1.51)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         1.60          .66         1.58         (.69)       (1.67)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --           --           --           --        (3.98)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $13.28       $11.68       $11.02        $9.44       $10.13
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  329       $  408       $  440       $  321       $  290
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.86%        1.80%        1.96%        2.03%        1.93%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (1.35%)      (1.40%)      (1.61%)      (1.74%)      (1.58%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  27%          26%          26%          15%          57%
---------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         13.70%        5.99%       16.74%       (6.81%)     (13.22%)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                   $11.68       $11.02       $ 9.44       $10.13       $15.78
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.18)        (.16)        (.14)        (.16)        (.13)
Net gains (losses) (both realized and unrealized)                        1.78          .82         1.72         (.53)       (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         1.60          .66         1.58         (.69)       (1.67)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --           --           --           --        (3.98)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $13.28       $11.68       $11.02       $ 9.44       $10.13
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $   12       $   15       $   14       $    8       $    4
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.87%        1.81%        1.97%        2.06%        1.97%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (1.35%)      (1.40%)      (1.61%)      (1.76%)      (1.62%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  27%          26%          26%          15%          57%
---------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         13.70%        5.99%       16.74%       (6.81%)     (13.22%)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 25

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                           2005        2004(b)
Net asset value, beginning of period                                   $12.81       $12.52
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.01)        (.05)
Net gains (losses) (both realized and unrealized)                        1.95          .34
------------------------------------------------------------------------------------------------
Total from investment operations                                         1.94          .29
------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.75       $12.81
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $   43       $   12
------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                          .63%         .60%(d)
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.09%)       (.13%)(d)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  27%          26%
------------------------------------------------------------------------------------------------
Total return(e)                                                         15.14%        2.32%(f)
------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                   $12.78       $11.94       $10.13       $10.77       $16.41
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.06)        (.06)        (.06)        (.08)        (.07)
Net gains (losses) (both realized and unrealized)                        1.95          .90         1.87         (.56)       (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         1.89          .84         1.81         (.64)       (1.66)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --           --           --           --        (3.98)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.67       $12.78       $11.94       $10.13       $10.77
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  203       $  233       $  200       $  127       $   92
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          .92%         .87%        1.00%        1.10%        1.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.40%)       (.46%)       (.66%)       (.80%)       (.65%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  27%          26%          26%          15%          57%
---------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         14.79%        7.04%       17.87%       (5.94%)     (12.46%)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 27

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD AND SHAREHOLDERS
AXP EQUITY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Mid Cap Growth Fund (a series of AXP Equity Series, Inc.) as of November 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2005, and the financial highlights for each of the years in the five-year period ended November 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Growth Fund as of November 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
January 20, 2006

--------------------------------------------------------------------------------
28 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 29

                                                       BEGINNING        ENDING            EXPENSES
                                                     ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING        ANNUALIZED
                                                      JUNE 1, 2005   NOV. 30, 2005      THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                                                 $1,000       $1,142.70             $ 6.02(c)            1.12%
  Hypothetical (5% return before expenses)                  $1,000       $1,019.45             $ 5.67(c)            1.12%
Class B
  Actual(b)                                                 $1,000       $1,138.00             $10.18(c)            1.90%
  Hypothetical (5% return before expenses)                  $1,000       $1,015.54             $ 9.60(c)            1.90%
Class C
  Actual(b)                                                 $1,000       $1,138.00             $10.18(c)            1.90%
  Hypothetical (5% return before expenses)                  $1,000       $1,015.54             $ 9.60(c)            1.90%
Class I
  Actual(b)                                                 $1,000       $1,145.20             $ 3.55(c)             .66%
  Hypothetical (5% return before expenses)                  $1,000       $1,021.76             $ 3.35(c)             .66%
Class Y
  Actual(b)                                                 $1,000       $1,143.40             $ 5.05(c)             .94%
  Hypothetical (5% return before expenses)                  $1,000       $1,020.36             $ 4.76(c)             .94%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +14.27% for Class A, +13.80% for Class B, +13.80% for Class C, +14.52% for Class I and +14.34% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $6.07 for Class A, $10.24 for Class B, $10.24 for Class C, $3.60 for Class I and $5.10 for Class Y; the hypothetical expenses paid would have been $5.72 for Class A, $9.65 for Class B, $9.65 for Class C, $3.40 for Class I and $4.81 for Class Y.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 4 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND      PRINCIPAL OCCUPATION                   OTHER
AGE                             LENGTH OF SERVICE  DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                  Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.           since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 51
--------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                 Board member       Chair, Board Services Corporation
901 S. Marquette Ave.           since 1999         (provides administrative services
Minneapolis, MN 55402                              to boards); former Governor of
Age 71                                             Minnesota
--------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn               Board member       Trustee Professor of Economics and
901 S. Marquette Ave.           since 2004         Management, Bentley College;
Minneapolis, MN 55402                              former Dean, McCallum Graduate
Age 55                                             School of Business, Bentley
                                                   College
--------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                   Board member       Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 70
--------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                 Board member       Former Managing Director,              American Progressive
901 S. Marquette Ave.           since 2005         Shikiar Asset Management               Insurance
Minneapolis, MN 55402
Age 70
--------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.           Board member       President Emeritus and                 Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002         Professor of Economics,                (manufactures irrigation
Minneapolis, MN 55402                              Carleton College                       systems)
Age 65
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 31

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND      PRINCIPAL OCCUPATION                   OTHER
AGE                             LENGTH OF SERVICE  DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia          Board member       Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.           since 2004         Management, Inc. (private real         (transportation, distribution
Minneapolis, MN 55402                              estate and asset management            and logistics consultants)
Age 53                                             company)
--------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                 Board member       Former three-term United States
1201 Sunshine Ave.              since 1997         Senator for Wyoming
Cody, WY 82414
Age 74
--------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby            Board member       Chief Executive Officer, RiboNovix,    Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.           since 2002         Inc. since 2003 (biotechnology);       American Healthways, Inc.(health
Minneapolis, MN 55402                              former President, Forester Biotech     management programs)
Age 61
--------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND      PRINCIPAL OCCUPATION                   OTHER
AGE                             LENGTH OF SERVICE  DURING PAST FIVE YEARS                 DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
William F. Truscott             Board member       President - U.S. Asset Management
53600 Ameriprise Financial      since 2001,        and Chief Investment Officer,
Center                          Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474           since 2002         President, Chairman of the Board
Age 45                                             and Chief Investment Officer,
                                                   RiverSource Investments, LLC since
                                                   2005; Senior Vice President -
                                                   Chief Investment Officer, Ameriprise
                                                   Financial, Inc. and Chairman of the
                                                   Board and Chief Investment
                                                   Officer, RiverSource
                                                   Investments, LLC, 2001-2005;
                                                   former Chief Investment Officer
                                                   and Managing Director, Zurich
                                                   Scudder Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND      PRINCIPAL OCCUPATION                   OTHER
AGE                             LENGTH OF SERVICE  DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                  Treasurer          Vice President - Investment
105 Ameriprise Financial        since 2002         Accounting, Ameriprise Financial,
Center                                             Inc., since 2002; Vice President -
Minneapolis, MN 55474                              Finance, American Express Company,
Age 50                                             2000-2002; Vice President - Corporate
                                                   Controller, Ameriprise Financial, Inc.,
                                                   1996-2000

Paula R. Meyer                  President          Senior Vice President - Mutual Funds,
596 Ameriprise Financial        since 2002         Ameriprise Financial, Inc., since 2002
Center                                             and Senior Vice President, RiverSource
Minneapolis, MN 55474                              Investments, LLC since 2004; Vice
Age 51                                             President and Managing Director -
                                                   American Express Funds, Ameriprise
                                                   Financial, Inc., 2000-2002; Vice
                                                   President, Ameriprise Financial, Inc.,
                                                   1998-2000

Leslie L. Ogg                   Vice President,    President of Board Services
901 S. Marquette Ave.           General Counsel,   Corporation
Minneapolis, MN 55402           and Secretary
Age 67                          since 1978

Beth E. Weimer                  Chief Compliance   Vice President and Chief
172 Ameriprise Financial        Officer since      Compliance Officer, Ameriprise
Center                          2004               Financial, Inc., since 2001 and
Minneapolis, MN 55474                              Chief Compliance Officer,
Age 52                                             RiverSource Investments, LLC
                                                   since 2005; Vice President and
                                                   Chief Compliance Officer - Asset
                                                   Management and Insurance,
                                                   Ameriprise Financial Services, Inc.,
                                                   since 2001; Partner, Arthur Andersen
                                                   Regulatory Risk Services,
                                                   1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 35

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would increase. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 37

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
                     RIVERSOURCE MID CAP GROWTH FUND -- 2005 ANNUAL REPORT -- 39

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6426 AA (1/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Equity Series, Inc. were as follows:

                  2005 - $30,300;                       2004 - $29,473

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Equity Series, Inc. were as follows:

                  2005 - $434;                          2004 - $455

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for AXP Equity Series, Inc. were as follows:

                  2005 - $910;                          2004 - $2,584

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for AXP Equity Series, Inc. were as follows:

                  2005 - $647;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2005 - $88,557;                       2004 - $129,484

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

*2004 represents bills paid 12/1/03 - 11/30/04
 2005 represents bills paid 12/1/04 - 11/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Equity Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006